UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2022
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BLUE OWL CAPITAL INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39653	86-3906032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue,	New York,	NY	10022
(address of principal executive offices)

(212) 419-3000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	OWL	New York Stock Exchange
Warrants to purchase Class A Shares	OWL.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Annual Meeting of Stockholders
On June 10, 2022, Blue Owl Capital Inc. (the “Company”) held its first annual meeting of shareholders (the “Annual Meeting”). The issued and outstanding shares of common stock of the Company entitled to vote at the Annual Meeting consisted of the shares of common stock outstanding on the record date, April 20, 2022 (the “Record Date”), including: (a) 407,639,908 shares of Class A common stock, par value $0.0001 per share (“Class A Shares”), representing 407,639,908 votes, (b) zero shares of Class B common stock, par value $0.0001 per share, representing zero votes, (c) 670,147,025 shares of Class C common stock, par value $0.0001 per share (“Class C Shares”), representing 670,147,025 votes and (d) 319,132,127 shares of Class D common stock, par value $0.0001 per share (“Class D Shares”), representing 4,311,147,732 votes (or 80% of the total votes). Holders of Class A Shares, Class C Shares and Class D Shares voted as a single class on all matters presented at the Annual Meeting. At the Annual Meeting, the Company’s shareholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 21, 2022, and the Company’s inspector of election certified the vote tabulations indicated below. Of the total 5,388,934,665 votes eligible to be cast at the Annual Meeting, shares entitled to cast 5,274,546,790 votes were represented. The final results of the stockholder vote are set forth below.
Proposal 1
The nominees listed below were elected as Class I directors of the Company to serve for three-year terms expiring at the 2025 Annual Meeting of Shareholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Craig W. Packer	5,135,060,587	60,951,942	49,768	78,484,493
Sean Ward	5,135,067,672	60,944,663	49,962	78,484,493
Dana Weeks	5,171,545,517	24,467,367	49,413	78,484,493
Proposal 2
The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
5,274,306,003	197,762	43,025
Proposal 3
The shareholders approved, on a non-binding advisory basis, the executive compensation paid to the Company’s named executive officers for the Company’s 2021 fiscal year (the “say-on-pay vote”) based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,130,244,279	64,620,389	1,197,629	78,484,493
Proposal 4
The shareholders approved, on a non-binding advisory basis, a 3-year frequency of future advisory votes on the compensation paid to the Company’s named executive officers (the “say-on-frequency vote”) based on the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
136,940,383	27,540	5,057,908,921	1,185,453

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CAPITAL INC.
(registrant)

Date: June 10, 2022	By:	/s/ Neena A. Reddy
Neena A. Reddy
General Counsel and Secretary